WINDOOR, INC. AND SUBSIDIARIES

Consolidated Financial Statements

For the years ended December 31, 2015 and 2014

BERMAN HOPKINS WRIGHT & LAHAM
CPAS AND ASSOCIATES, LLP

CONTENTS

BERMAN HOPKINS
WRIGHT & LAHAM
CPAS AND ASSOCIATES, LLP

8035 Spyglass Hill Rd.
Melbourne, FL 32940
Phone: 321-757-2020
Fax: 321-242-4844

www.bermanhopkins.com

255 S. Orange Ave. • Suite 1545
Orlando, FL 32801
Phone: 407-841-8841
Fax: 407-841-8849

INDEPENDENT AUDITOR'S REPORT

Board of Directors and Stockholders
Windoor, Inc.

Report on the Consolidated Financial Statements

We have audited the accompanying consolidated financial statements of Windoor, Inc. and Subsidiaries, which comprise the consolidated balance sheets as of December 31, 2015 and 2014, and the related consolidated statements of income, changes in equity and cash flows for the years then ended, and the related notes to the consolidated financial statements.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Board of Directors and Stockholders
Windoor, Inc.
Page Two

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Windoor, Inc. and Subsidiaries as of December 31, 2015 and 2014, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

March 2, 2016
Orlando, Florida

Berman Hopkins Wright & LaHam
CPAs and Associates, LLP

WINDOOR, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

DECEMBER 31, 2015 AND 2014

ASSETS

	2015	2014
Current Assets:		
Cash	$ 1,593,900	$ 3,272,000
Trade accounts and notes receivable, less allowance for doubtful accounts of $57,000 in 2015 and $258,000 in 2014	4,718,200	3,852,600
Inventories (Note 3)	7,395,700	7,060,400
Other current assets	308,200	266,300
Total current assets	14,016,000	14,451,300
Property and Equipment:		
Machinery and equipment	6,921,500	6,340,300
Vehicles	845,600	822,400
Equipment under capital leases (Note 4)	45,900	182,500
Office furniture and equipment	2,141,900	2,060,700
Building and improvements (Note 5)	9,715,500	9,707,900
Land and improvements	2,424,100	2,424,100
Uninstalled equipment	1,055,500	778,100
	23,150,000	22,316,000
Less accumulated depreciation and amortization	8,861,700	8,141,600
	14,288,300	14,174,400
Other Assets:		
Trade notes receivable, less allowance for doubtful accounts of $0 in 2015 and $200,000 in 2014	544,800	436,400
Other	140,500	154,300
	685,300	590,700
	$28,989,600	$29,216,400

LIABILITIES AND STOCKHOLDERS' EQUITY

	2015	2014
Current Liabilities:		
Accounts payable	$ 1,160,600	$ 813,900
Accrued expenses	1,227,100	571,100
Customer deposits	808,900	723,400
Current portion of capital leases (Note 4)	9,900	14,500
Current portion of long-term debt (Note 5)	818,100	725,500
Total current liabilities	4,024,600	2,848,400
Long-term Liabilities:		
Long-term portion of capital leases (Note 4)	7,800	17,600
Long-term debt (Note 5)	8,411,600	8,385,200
Total long-term liabilities	8,419,400	8,402,800
Equity:		
Windoor, Inc. stockholders' equity:		
Common stock, par value $.01 a share; 2,000 shares authorized, issued and outstanding	100	100
Retained earnings	11,160,400	12,692,100
Total Windoor, Inc. stockholders' equity	11,160,500	12,692,200
Noncontrolling interest (Note 2)	5,385,100	5,273,000
Total equity	16,545,600	17,965,200
	$28,989,600	$29,216,400

The accompanying notes are an integral part of these consolidated financial statements.

WINDOOR, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

YEARS ENDED DECEMBER 31, 2015 AND 2014

	2015	2014
Sales	$41,537,200	$33,384,900
Costs and expenses:		
Cost of sales	26,444,800	23,425,100
Selling, general and administrative	10,995,800	6,670,500
Loss on disposal of assets	71,100	-
Interest	557,600	563,100
Total costs and expenses	38,069,300	30,658,700
Net income	3,467,900	2,726,200
Net loss attributable to noncontrolling interest	87,500	37,300
Net income attributable to Windoor, Inc.	$ 3,555,400	$ 2,763,500

The accompanying notes are an integral part of these consolidated financial statements.

WINDOOR, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY

YEARS ENDED DECEMBER 31, 2015 AND 2014

	Windoor, Inc.				
	Common Stock	Retained Earnings	Total	Noncontrolling Interest	Total Equity
Balance - December 31, 2013	$ 100	$ 10,214,400	$ 10,214,500	$5,167,100	$15,381,600
Net income - December 31, 2014		2,763,500	2,763,500	(37,300)	2,726,200
Contributions			-	143,200	143,200
Dividends and distributions		(285,800)	(285,800)		(285,800)
Balance - December 31, 2014	100	12,692,100	12,692,200	5,273,000	17,965,200
Net income - December 31, 2015		3,555,400	3,555,400	(87,500)	3,467,900
Contributions			-	215,000	215,000
Dividends and distributions		(5,087,100)	(5,087,100)	(15,400)	(5,102,500)
Balance - December 31, 2015	$ 100	$11,160,400	$11,160,500	$5,385,100	$16,545,600

The accompanying notes are an integral part of these consolidated financial statements.

WINDOOR, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2015 AND 2014

	2015	2014
Cash flows from operating activities:		
Net income	$ 3,467,900	$ 2,726,200
Adjustments to reconcile net income to net cash from operating activities:		
Depreciation and amortization	995,900	908,200
Reduction of allowance for bad debts	(401,000)	-
Loss on disposal of assets	71,100	-
Net increase (decrease) in cash flows from changes in:		
Trade accounts and notes receivable	(573,000)	345,800
Inventories	(335,300)	(168,700)
Other current assets	(49,400)	(58,100)
Accounts payable	346,700	(812,100)
Accrued expenses and customer deposits	741,500	256,500
Net cash from operating activities	4,264,400	3,197,800
Cash flows from investing activities:		
Proceeds from disposal of assets	100,000	-
Purchase of property and equipment	(359,200)	(326,200)
Net cash used in investing activities	(259,200)	(326,200)
Cash flows from financing activities:		
Repayment of long-term debt and capital leases	(795,800)	(634,400)
Member contributions	215,000	143,200
Dividends and distributions	(5,102,500)	(285,800)
Net cash used in financing activities	(5,683,300)	(777,000)
Net (decrease) increase in cash	(1,678,100)	2,094,600
Cash - Beginning of year	3,272,000	1,177,400
Cash - End of year	$1,593,900	$ 3,272,000

The accompanying notes are an integral part
of these consolidated financial statements.

CONSOLIDATED STATEMENTS OF CASH FLOWS
(continued)
YEARS ENDED DECEMBER 31, 2015 AND 2014

Supplemental cash flow information:

In conjunction with the acquisition of property and equipment in 2015 and 2014, liabilities were assumed as follows:

	2015	2014
Cost of assets acquired	$ 1,259,600	$ 1,026,900
Liabilities incurred	(900,400)	(700,700)
Cash paid	$ 359,200	$ 326,200

Interest costs paid in 2015 and 2014 were $557,600 and $563,100.

The accompanying notes are an integral part of these consolidated financial statements.

NOTE 1 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a) **Principals of Consolidation** - The consolidated financial statements include the accounts of Windoor, Inc. (the "Company"), LT, LLC and LTE, LLC (Variable Interest Entities or "VIE" of which Windoor, Inc. is considered the primary beneficiary) in accordance with FASB Accounting Standards Codification 810, *Consolidations*. All significant intercompany balances and transactions have been eliminated in consolidation. See Note 2.

(b) **Industry** - The Company is engaged primarily in the business of designing and manufacturing custom windows and doors for sale throughout the Southeastern United States.

(c) **Estimates** - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

(d) **Trade Accounts and Notes Receivable** - Management reviews outstanding balances of trade accounts and notes receivable on a regular basis to evaluate collectibility. Collectibility is based on customer history, aging of amounts due and consideration of any other current circumstances that could affect collectibility of amounts. When accounts are considered uncollectible, they are charged off against the allowance amount. From time to time, the Company converts trade accounts to notes receivable with repayment terms at prevailing interest rates.

(e) **Inventories** - The Company's inventories are stated at the lower of cost (average cost) or market. Finished goods inventory includes material, labor and manufacturing overhead costs.

(f) **Property and Equipment** - Property and equipment is recorded at cost. Expenditures that extend the life of the asset beyond one year are capitalized, other expenditures for repairs and maintenance are charged to expenses as incurred. Depreciation and amortization are computed using the straight-line method over the estimated useful lives of the assets.

NOTE 1 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - continued

(g) **Long-lived Assets** - Long-lived assets are evaluated for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The carrying amount of a long-lived asset is not considered recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss, if any, is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value. Management has determined that long-lived assets were not impaired at December 31, 2015 and 2014.

(h) **Income Tax** - The Company elected, with the consent of its stockholders, to be taxed under Subchapter S of the Internal Revenue Code. Under those provisions, the stockholders are taxed rather than the corporation for income tax purposes. Accordingly, no provision for income taxes is made in the financial statements.

The Company adopted the provisions of FASB ASC 740-10-05, *Accounting for Uncertainty in Income Taxes,* which clarifies the accounting and disclosure requirements for uncertainty in tax positions, as defined. It requires a two-step approach to evaluate tax positions and determine if they should be recognized in the financial statements. The two-step approach involves recognizing any tax positions that are "more likely than not" to occur and then measuring those positions to determine if they are recognizable in the financial statements. Management regularly reviews and analyzes all tax positions and has determined no aggressive tax positions have been taken.

The Company's federal income tax returns for the years ended December 31, 2012, and later remain subject to examination.

(i) **Subsequent Events** - Subsequent events have been evaluated through March 2, 2016, which is the date the financial statements were available to be issued. In February 2016, 100% of the Company's outstanding common stock was acquired by another company.

NOTE 1 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - continued

(j) **Concentration of Credit Risk** - The majority of the Company's business is with customers located in the Southeastern United States.

From time to time, cash balances in banking institutions are in excess of the FDIC insured limit. Management considers the credit risk to be remote.

(k) **Research and Development** - Research and development costs are expensed as incurred in connection with the Company's internal programs for development of new product lines. Costs incurred in connection with these programs, which are included in the statement of income, amounted to $414,400 and $338,700 for the years ended December 31, 2015 and 2014.

NOTE 2 CONSOLIDATION OF VARIABLE INTEREST ENTITIES

LT, LLC ("LT") was formed in 2005 by the Company's stockholders. LT constructed a manufacturing facility which the Company occupied in 2006 under a long-term operating lease. The Company has guaranteed the mortgage note payable of LT described in Note 5.

LTE, LLC ("LTE") was formed in 2007 by the Company's stockholders. LTE has acquired certain plant equipment and computer equipment and has developed a customized inventory management software package. LTE leases the equipment and software to the Company under a long-term operating lease that commenced in 2010. Equipment that has not been placed in service (including software cost under development) is included in property and equipment in the consolidated balance sheet under the caption "uninstalled equipment". The Company anticipates the remaining equipment will be placed in service during 2016. The Company has guaranteed the note payable of LTE described in Note 5.

NOTE 2 CONSOLIDATION OF VARIABLE INTEREST ENTITIES - continued

The Company has determined that LT and LTE are VIEs under FASB Accounting Standards Codification 810, *Consolidations*, and, due primarily to the debt guarantee and lease transactions, the Company is the primary beneficiary of the VIEs. As a result, the Company has consolidated LT and LTE even though it is not a member in either entity. The equity interest of the Company's stockholders and others in LT and LTE is reflected in the consolidated balance sheet as "Noncontrolling Interest".

The assets and liabilities of the VIEs are presented in the consolidated balance sheets under the following classifications:

	2015	2014
Cash	$ 655,400	$ 533,400
Other current assets	175,400	110,800
Machinery and equipment	4,234,000	3,746,100
Vehicles	34,100	34,100
Office furniture and equipment	1,590,600	1,551,000
Building and improvements	9,347,700	9,347,700
Land and improvements	2,424,100	2,424,100
Uninstalled equipment	1,055,400	778,100
Accumulated depreciation	(5,055,700)	(4,301,000)
Other assets	101,700	123,000
Total VIE assets	$14,562,700	$14,347,300
Accounts payable	$ 22,100	$ 49,900
Accrued expenses	32,200	33,700
Current portion of long-term debt	780,900	648,100
Long-term debt	8,342,400	8,342,600
Total VIE liabilities	$9,177,600	$ 9,074,300

NOTE 3 INVENTORIES

A summary of inventories follows:

	2015	2014
Finished goods and work in process	$ 611,600	$ 278,500
Materials	4,933,000	4,832,600
Parts and supplies	1,851,100	1,949,300
	$ 7,395,700	$ 7,060,400

NOTE 4 OBLIGATIONS UNDER CAPITAL LEASES

The Company leases certain equipment which transfers to it the risk of ownership. These leases are accounted for as capital leases. Accumulated amortization is $30,600 and $158,000 for the equipment at December 31, 2015 and 2014. At December 31, 2015, the future minimum lease payments under capital leases are as follows:

Year	Amount
2016	$ 10,600
2017	8,000
	18,600
Less amount representing interest	900
Present value of minimum lease payments	17,700
Less current portion	9,900
Long-term portion	$ 7,800

NOTE 5 LONG-TERM DEBT

	2015	2014
Long-term debt consists of the following:		
6.25% mortgage note payable to insurance company; payable in monthly installments of $62,900, including interest; collateralized by real estate and all other assets of LT, LLC; due February 2021	$7,380,200	$ 7,663,600
5.25% note payable to bank; payable in monthly installments of $53,000, including interest; collateralized by all assets of LTE, LLC; due through March 2021	1,743,100	1,327,100
3% unsecured notes payable to stockholder, payable at maturity, including accrued interest; due September 2015	-	50,000
4.2% to 5.2% notes payable to bank; payable in monthly installments of $2,600, including interest; collateralized by vehicles; due through May 2018	42,000	70,000
4.25% note payable to finance company; payable in monthly installments of $1,300, including interest; collateralized by equipment; due July 2020	64,400	-
	9,229,700	9,110,700
Less current portion	818,100	725,500
	$8,411,600	$8,385,200

NOTE 5 LONG-TERM DEBT - continued

Maturities of long-term debt for each year following December 31, 2015, are as follows:

Year	Amount
2016	$ 818,100
2017	767,400
2018	753,600
2019	638,000
2020	551,900
Thereafter	5,700,700
	$9,229,700

NOTE 6 EMPLOYEE BENEFIT PLANS

The Company provides a defined contribution plan for all eligible employees. The plan provides for participant salary deferral, Company matching and discretionary profit-sharing contributions. The Company paid matching contributions of $45,600 and $38,000 for the years ended December 31, 2015 and 2014.

NOTE 7 LINE OF CREDIT

At December 31, 2015, the Company has a $1,500,000 line of credit from a bank which expires June 30, 2017. The line of credit bears interest at the greater of 4% or the prime rate, and is secured by all the assets of the Company. There is no balance at December 31, 2015.

NOTE 8 CONCENTRATIONS

Concentration of vendors - During the years ended December 31, 2015 and 2014, approximately 53% of the Company's purchases were from two vendors. Approximately 75% and 69% of the Company's accounts payable at December 31, 2015 and 2014, respectively, were owed to these two vendors.

NOTE 9 COMMITMENTS AND CONTINGENCIES

The Company leases certain transportation and office equipment under noncancellable operating leases through 2020. Total rent expenses under the leases was $107,100 and $100,300 for the years ended December 31, 2015 and 2014, respectively.

Future minimum lease payments under these leases for each year following December 31, 2015 are as follows:

Year	Amount
2016	$ 101,900
2017	101,900
2018	74,000
2019	26,000
2020	3,500
	$ 307,300